Exhibit 10.47

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Clearing Crew Move Around from
Station Number 1634+71 to 1648+71.

CHANGE ORDER NUMBER: CCT 3A-012 DATE OF CHANGE ORDER: 10-20-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Schedule D-3 per the construction agreement between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007, Cheniere will compensate SPLCC by line item M-38.

Cheniere had not secured agreements necessary to clear this property therefore forcing the Clearing Crew to move-around this location to continue clearing.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,548,491.02

The Estimated Contract Price prior to this Change Order was	$70,154,230.24

The Estimated Contract Price will be increased by this Change Order in the amount of	$16,000.00

The new Estimated Contract Price including this Change Order will be	$70,170,230.24

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ T. R. Hutton	/s/ Robert A. Riess, Sr.

Signature	Signature
T. R. Hutton	Robert A. Riess, Sr.

Name	Name
Director - EPC	President & COO

Title	Title
11/2/07	Nov. 26, 2007

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Clearing Crew Move Around from
Station Number 1068+95 to 1083+68.

CHANGE ORDER NUMBER: CCT 3A-013 DATE OF CHANGE ORDER: 10-20-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Schedule D-3 per the construction agreement between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007, Cheniere will compensate SPLCC by line item M-38.

Cheniere had instructed crew to skip area where there was an environmental restriction area for the Red Headed Woodpecker from Station 1068+95 to 1083+68.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,564,491.02

The Estimated Contract Price prior to this Change Order was	$70,170,230.24

The Estimated Contract Price will be increased by this Change Order in the amount of	$16,000.00

The new Estimated Contract Price including this Change Order will be	$70,186,230.24

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ T.R. Hutton	/s/ Robert A. Riess, Sr.

Signature	Signature
T.R. Hutton	Robert A. Riess, Sr.

Name	Name
Director - EPC	President & COO

Title	Title
11/2/07	Nov. 26, 2007

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Clearing Crew Stand by Charges for Friday,
Oct. 19, 2007.

CHANGE ORDER NUMBER: CCT 3A-014 DATE OF CHANGE ORDER: 10-20-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; a Partial Clearing Crew Standby due to various properties that had not been released for clearing. This occurred on Friday, October 19, 2007. The clearing crew is currently waiting on two tracks to be released at the north end of the project.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,580,491.02

The Estimated Contract Price prior to this Change Order was	$70,186,230.24

The Estimated Contract Price will be increased by this Change Order in the amount of	$4,200.00

The new Estimated Contract Price including this Change Order will be	$70,190,430.24

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ T. R. Hutton	/s/ Robert R. Riess, Sr.

Signature	Signature
T. R. Hutton	Robert R. Riess, Sr.

Name	Name
Director - EPC	President & COO

Title	Title
11/2/07	Nov. 26, 2007

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Clearing Crew Demobilization

CHANGE ORDER NUMBER: CCT 3A-015 DATE OF CHANGE ORDER: 11-01-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; a Clearing Crew demobilization on October 19, 2007 due to various properties that had not been released for clearing.

Cheniere and Sheehan Pipe Line Company agree the Clearing Crew Demobilization is the most economical decision.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,584,691.02

The Estimated Contract Price prior to this Change Order was	$70,190,430.24

The Estimated Contract Price will be increased by this Change Order in the amount of	$35,000.00

The new Estimated Contract Price including this Change Order will be	$70,225,430.24

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.

Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.

Name	Name
President	President & COO

Title	Title
Nov 5/ 2007	Nov. 26, 2007

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT:  Furnish, install, and remove Isolation Fencing

                      (Orange Safety Fence, Item #M25)

CHANGE ORDER NUMBER: CCT 3A-016 DATE OF CHANGE ORDER: 11-01-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere requested the installation of safety fence installed on 10/09/07 from Station #1001+50 to Station #1005+15 for a total of 365 feet installed.

Items M1 through M50 will only be considered for payment if they are over and above the Scope of Work requirements, and if specifically requested and/or authorized by Owner via Change Order. This pricing is provided in Schedule D-3 and will be subject to Change Orders.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,619,691.02

The Estimated Contract Price prior to this Change Order was	$70,225,430.24

The Estimated Contract Price will be increased by this Change Order in the amount of	$2,555.00

The new Estimated Contract Price including this Change Order will be	$70,227,985.24

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ T. R. Hutton	/s/ Robert A. Riess, Sr.

Signature	Signature
T. R. Hutton	Robert A. Riess, Sr.

Name	Name
Director - EPC	President & COO

Title	Title
11/2/07	Nov. 26, 2007

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-017

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER: 11-20-07

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Clearing Crew Remobilization

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; a Clearing Crew remobilization on October 31, 2007 due to various properties that have been released for clearing.

Cheniere and Sheehan Pipe Line Company agreed the Clearing Crew Demobilization/Remobilization was the most economical decision.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$4,622,246.02
The Estimated Contract Price prior to this Change Order was	$70,227,985.24
The Estimated Contract Price will be increased by this Change Order in the amount of	$35,000.00
The new Estimated Contract Price including this Change Order will be	$70,262,985.24

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ T.R. Hutton /s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature

T.R. Hutton R. Keith Teague	Robert A. Riess, Sr.
Name	Name

Director-EPC President	President & COO
Title	Title

11/26/07 11-26-07	Nov. 30, 2007
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-018

OWNER: Cheniere Creole Trail Pipeline, L.P.	DATE OF CHANGE ORDER: 11-20-07

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Costs of purchasing pipe to be used for testing welders.

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; the cost of purchasing 40 ft. of 12” x .375 wt bare pipe to be used for testing welders. Cheniere had requested Sheehan purchase the pipe.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$4,657,246.02
The Estimated Contract Price prior to this Change Order was	$70,262,985.24
The Estimated Contract Price will be increased by this Change Order in the amount of	$7,624.44
The new Estimated Contract Price including this Change Order will be	$70,270,609.68

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ T.R. Hutton	/s/ Robert A. Riess, Sr.
Signature	Signature

T.R. Hutton	Robert A. Riess, Sr.
Name	Name

Director EPC	President & COO
Title	Title

11/26/07	Nov. 30, 2007
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Clearing Crew Move Back

CHANGE ORDER NUMBER: CCT 3A-019 DATE OF CHANGE ORDER: 11-20-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Schedule D-3 per the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate SPLCC by line item M-38 for Clearing Crew move back to clear Tract # LA-CC-190.000 at the south side of Houston River Road.

Clearing Subcontractor was unable to clear this tract when they were working back from Houston River Road initially. Crew initially had to move back out to Houston River Road, therefore there was not a charge for the initial move-around. This change order compensates SPLCC for the cost incurred for crew moving back to clear tract after being released for construction.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,664,870.46

The Estimated Contract Price prior to this Change Order was	$70,270,609.68

The Estimated Contract Price will be increased by this Change Order in the amount of	$16,000.00

The new Estimated Contract Price including this Change Order will be	$70,286,609.68

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ T.R. Hutton	/s/ Ronnie Powell

Signature	Signature
T.R. Hutton	Ronnie Powell

Name	Name
Director - EPC	Manager, Projects

Title	Title
12/4/07	12/07/07

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Timber Mats to be installed in Uplands

CHANGE ORDER NUMBER: CCT 3A-020 DATE OF CHANGE ORDER: 12-01-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B per the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate SPLCC for additional Timber Mats (uplands), Item C-9 of attachment J “Pricing Schedule”, to be installed in upland areas due to heavy rainfall.

Cheniere and Sheehan Pipe Line Company agree to an additional 19,000 Timber Mats (uplands) at a reduced rate of $420.00 ea. ($7,980,000.00), and additional 4,000 Timber Mats (uplands) at a reduced rate of $370.00 ea. ($1,480,000.00). The total amount of additional Timber Mats (uplands) is $9,460,000.00.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,680,870.46

The Estimated Contract Price prior to this Change Order was	$70,286,609.68

The Estimated Contract Price will be increased by this Change Order in the amount of	$9,460,000.00

The new Estimated Contract Price including this Change Order will be	$79,746,609.68

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ R. Keith Teague	/s/ Ronnie Powell

Signature	Signature
R. Keith Teague	Ronnie Powell

Name	Name
President	Manager, Projects

Title	Title
12/5/2007	12/07/07

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Four Each Additional 42” Cut and Bevels

CHANGE ORDER NUMBER: CCT 3A-021 DATE OF CHANGE ORDER: 12-01-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-C per the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate SPLCC for additional four ea. 42” cut and bevels, Item M-10 of Schedule D-3 “Pricing for Change Orders”.

The joints on string #122 - 124 were damaged in transit prior to Sheehan and Sheehan sub-contractors obtaining possession, requiring four ea. additional 42” cut and bevels. The unit price for additional 42” cut and bevels outlined in Schedule D-3 is $756.00 ea, for a total of $3,024.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$14,140,870.46

The Estimated Contract Price prior to this Change Order was	$79,746,609.68

The Estimated Contract Price will be increased by this Change Order in the amount of	$3,024.00

The new Estimated Contract Price including this Change Order will be	$79,749,633.68

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ T.R. Hutton	/s/ Ronnie Powell

Signature	Signature
T.R. Hutton	Ronnie Powell

Name	Name
Director - EPC	Manager, Projects

Title	Title
12/4/07	12/07/07

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

CHANGE ORDER NUMBER: CCT 3A-022 DATE OF CHANGE ORDER: 12-10-07

SUBJECT:	Correct Change Order CCT 3A-001 Estimate to Actual Amount.

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Item #1 per agreement letter between Cheniere Creole Trail Pipeline, LP and Sheehan Pipe Line Company dated May 25, 2007; this change order is in reference to SPLCC Change Order # CCT 3A-001, this change order reflects a reduction in estimated contract price of $71,621.25.

The total amount of transportation costs for hauling pipe from TBC facility in New Iberia to Sheehan Pipe Line Company’s Westlake yard is $528,378.75; the estimate amount is $600,000.00. This change order is for the difference of the total amount of transportation costs and the estimate amount of transportation costs for a reduction in the estimated contract price of $71,621.25.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$14,143,894.46
The Estimated Contract Price prior to this Change Order was	$79,749,633.68
The Estimated Contract Price will be increased by this Change Order in the amount of	$-71,621.25
The new Estimated Contract Price including this Change Order will be	$79,678,012.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ T.R. Hutton	/s/ Robert A. Riess, Sr.
Signature	Signature
T.R. Hutton	Robert A. Riess, Sr.
Name	Name
Director	President & COO
Title	Title
12/17/07	12/19/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Total Crew Move Around, Item M-50

CHANGE ORDER NUMBER: CCT 3A-023 DATE OF CHANGE ORDER: 12-10-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Schedule D-3 per the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere will compensate Sheehan Pipe Line Company’s for a complete crew move around.

Sheehan Pipe Line Construction Company was requested to begin construction at the north side of the Houston River, work to the end of the project, and then move back to the original kickoff location, and then work back to the Houston River. This request necessitates an entire crew move back to the original kickoff location.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$14,072,273.21
The Estimated Contract Price prior to this Change Order was	$79,678,012.43
The Estimated Contract Price will be increased by this Change Order in the amount of	$200,000.00
The new Estimated Contract Price including this Change Order will be	$79,878,012.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A.Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A.Riess, Sr.
Name	Name
President	President & COO
Title	Title
12/17/2007	12/19/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Total Crew Move Around, Item M-50

CHANGE ORDER NUMBER: CCT 3A-024 DATE OF CHANGE ORDER: 12-10-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Attachment J (Pricing Schedule) of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; the estimated quantity to furnish and install crushed stone as described for Item No. C-15 is being revised from 3,600 tons to 8,000 tons (estimated quantity).

Additional Quantities of 4,400 tons of Crushed Stone in addition to the previously estimated 3,600 tons is to be utilized for Access Pads and continued maintenance of access roads to maintain unobstructed travel by construction traffic and avoid tracking mud onto roadways.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$14,272,273.21
The Estimated Contract Price prior to this Change Order was	$79,878,012.43
The Estimated Contract Price will be increased by this Change Order in the amount of	$176,000.00
The new Estimated Contract Price including this Change Order will be	$80,054,012.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr
Name	Name
President	President & COO
Title	Title
12/17/2007	12/19/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction

Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Various Scope Changes from Original Contract

CHANGE ORDER NUMBER: CCT 3A-025 DATE OF CHANGE ORDER: 12-10-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; Cheniere and Sheehan Pipe Line Company agree to various scope changes from the original contract. The changes result in a total increase of $597,274.00.

The scope changes are 6,607 ft. of 42” x .600 WT pipe with 42” x .720 WT pipe. Replace 194 ft. of 42” x .720 WT pipe with 42” x .864 WT pipe. Change Interstate 10 bore to a directional drill. Grind back joint seams. Furnish & install concrete set-on weights. Decrease the quantity of concrete coated pipe.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22
Net change by previously authorized Change Orders	$14,448,273.21
The Estimated Contract Price prior to this Change Order was	$80,054,012.43
The Estimated Contract Price will be increased by this Change Order in the amount of	$597,274.00
The new Estimated Contract Price including this Change Order will be	$80,651,286.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.
Name	Name
President	President & COO
Title	Title
12/17/2007	12/19/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option

Creole Trail Pipeline - Segment 3A Project

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company
(SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional 30,000 LF of Staked Silt Fence

CHANGE ORDER NUMBER: CCT 3A-026 DATE OF CHANGE ORDER: 12-10-07

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.2-B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; the estimated quantity to furnish, install, and remove staked silt fence as described for Item No. C-1 is being revised from 45,000’ to 75,000’ (estimated quantity).

Inclement weather required the need for additional staked silt fence. Silt Fence installed to date (41,072’) was used along various wetland areas. The remaining estimated quantity (33,928’) will be utilized in accordance with Item No. C-1 descriptions (furnish, install, and remove staked silt fence) and paid in conjunction with the progress payment on the weekly construction invoice.

Adjustment to Estimated Contract Price
The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$15,045,547.21

The Estimated Contract Price prior to this Change Order was	$80,651,286.43

The Estimated Contract Price will be increased by this Change Order in the amount of	$180,000.00

The new Estimated Contract Price including this Change Order will be	$80,831,286.43

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company

Owner	Contractor
/s/ R. Keith Teague	/s/ Ronnie W. Powell

Signature	Signature
R. Keith Teague	Ronnie W. Powell

Name	Name
President	Project Manager

Title	Title
12/17/2007	01/07/08

Date of Signing	Date of Signing